UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 25, 2004

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.               Other Events.

On August 25, 2004, Registrant issued a press release announcing the death of Timothy B. Harbert, Executive Vice President of Registrant and chairman and chief executive officer of the State Street Global Advisors division of Registrant’s subsidiary State Street Bank and Trust Company.   The press release issued by Registrant in connection with the announcement is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c)           The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Edward J. Resch
	Name:	Edward J. Resch
	Title:	Executive Vice President, and Chief Financial Officer

Date: August 25, 2004

EXHIBIT INDEX

Exhibit

99.1	Form of press release dated August 25, 2004